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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated July 30, 1993 included in Grand Valley Gas Company's Annual Report on Form 10-K for the year ended May 31, 1993 and to all references to our firm included in this registration statement.

                                          Arthur Andersen & Co.

Salt Lake City, Utah

May 20, 1994